UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2016

Date of Report (Date of Earliest Event Reported)

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

150 Commercial Street Sunnyvale, California 94086
(Address of Principal Executive Offices)

(408) 530-1900
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters

On July 11, 2016, the Board of Directors of Viveve Medical, Inc. adopted and approved Amendment No. 1 (the “Amendment”) to the Viveve Medical, Inc. Independent Director Compensation Policy (the “Policy”) that was originally adopted and approved on May 11, 2016. The purpose of the Amendment was to correct a clerical error included in the Policy relating to the computation of Subsequent Awards, as that term is defined in the Policy. A copy of the Amendment is attached to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Viveve Medical, Inc. Independent Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2016	VIVEVE MEDICAL, INC.

	By:	/s/ Patricia Scheller
Patricia Scheller, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Viveve Medical, Inc. Independent Director Compensation Policy